BUSINESS ACQUISITIONS/DISPOSITIONS	12 Months Ended
Jan. 01, 2023
Business Combinations1 [Abstract]
BUSINESS ACQUISITIONS	BUSINESS ACQUISITIONS/DISPOSITIONS:
Frontier Yarns - Plant 3
On August 1, 2022 the Company sold a yarn spinning facility located in the U.S., which was the smallest of the four facilities that the Company acquired on December 10, 2021 as part of the Frontier Yarns acquisition. The sale included the disposition of inventory, equipment, goodwill and the transfer of a leasehold interest and related lease liability. The proceeds of disposition of $29.4 million, of which $1.5 million is being held in escrow subject to certain post-closing matters, exceeded the carrying value of net assets sold of $23.4 million (including $13.9 million of allocated goodwill), resulting in a pre-tax gain on disposal of $6.0 million ($1.0 million after tax). The pre-tax gain of $6.0 million is included as a recovery in restructuring and acquisition-related costs.

Other
During the fourth quarter of fiscal 2022, the Company sold its sheer inventory and trademarks for total proceeds of $6.4 million, of which $0.7 million is being held in escrow subject to certain post-closing matters. The gain on disposal of these assets was insignificant.

Frontier Yarns
On December 10, 2021, the Company acquired 100% of the equity interest of Phoenix Sanford, LLC, the parent company of Frontier Yarns, for cash consideration (net of cash acquired and net of the settlement of pre-existing relationships) of $164.0 million. Frontier Yarns operations included four facilities located in North Carolina. During 2021, approximately 40% of Frontier Yarns' production was dedicated to yarn sold to Gildan for textile manufacturing in Central America and the Caribbean. The acquisition will allow the Company to build on its global vertically integrated supply chain through further internalizing yarn production and is expected to support incremental yarn needs for Gildan’s textile capacity expansion plans in Central America and the Caribbean.

The Company accounted for the acquisition using the acquisition method in accordance with IFRS 3, Business Combinations. The Company determined the fair value of the assets acquired and liabilities assumed based on management's best estimate of their fair values and taking into account all relevant information available at that time. Goodwill is attributable primarily to the assembled workforce and business processes of Frontier Yarns which were not recorded separately since they did not meet the recognition criteria for identifiable intangible assets. The final purchase price allocation is summarized as follows:

Assets acquired:
Inventories	$23,799
Prepaid expenses, deposits and other current assets(1)	29,845
Property, plant and equipment	64,306
Right-of-use assets	43,539
Other non-current assets	9
161,498
Liabilities assumed:
Accounts payable and accrued liabilities	(30,191)
Current portion of lease obligations	(1,940)
Lease obligations	(41,599)
Deferred income taxes(2)	(2,733)
(76,463)
Goodwill(2)	78,933
Net assets acquired at fair value	$163,968
Cash consideration paid at closing, net of cash acquired	167,040
Settlement of pre-existing relationships	(3,072)
$163,968
(1) Includes $26.2 million of trade receivables of Frontier Yarns, that was classified in Prepaid expenses, deposits and other current assets in the consolidated statement of financial position of the Company.
(2) During the fourth quarter of fiscal 2022, the Company recorded a purchase price allocation adjustment due to a change in the preliminary valuation of assets acquired and liabilities assumed as of the acquisition date. As a result, the Company increased "Goodwill" and increased "Deferred income taxes" both by $1.8 million.
5. BUSINESS ACQUISITIONS/DISPOSITIONS (continued):

The consolidated results of the Company for fiscal 2021 included net earnings of $0.3 million relating to the Frontier Yarns results of operations since the date of acquisition. Had the acquired business been consolidated from January 4, 2021, the consolidated income statement would have shown unchanged net sales and net earnings for the fiscal year ended January 2, 2022 of $612.4 million. The pro forma amount has been adjusted to reflect the elimination of intercompany sales as if the acquisition occurred on January 4, 2021.